SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2006

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

64 Old Highway 22 Clinton, New Jersey	08809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (908) 730-7630

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry Into a Material Definitive Agreement.

On April 27, 2006, the shareholders of the Registrant approved the Registrant’s 2006 Stock Option Plan (the “Plan”) non-qualified and incentive stock options to purchase shares of the Registrant’s common stock to the Registrant’s employees, officers, directors, consultants and advisors. Up to 200,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the Plan.

Item. 9.01               Financial Statements and Exhibits

(c) Exhibits

10  Unity Bancorp, Inc. 2006 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: May 4, 2006	By:	/s/ Alan J. Bedner, Jr.
ALAN J. BEDNER, JR.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.
10	2006 Stock Option Plan